CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Sun Group High-Tech Co. (the "Company") on Form 10-Q for the quarter ended February 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ming Fen Liu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2012

/s/ Ming Fen Liu
Ming Fen Liu, Principal Financial and
Accounting Officer